UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2011

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

COHEN & COMPANY INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 amends Item 9.01 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 13, 2011 by providing the financial statement information of JVB Financial Holdings, L.L.C. and the pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of JVB Financial Holdings, L.L.C. by IFMI, LLC (formerly Cohen Brothers, LLC), a majority owned subsidiary of the Registrant (the “Acquisition”).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated statements of financial condition of JVB Financial Holdings, L.L.C. and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in members’ equity and cash flows, and the notes related thereto, are attached hereto as Exhibit 99.1.

The unaudited consolidated statements of financial condition of JVB Financial Holdings, L.L.C. and Subsidiaries as of September 30, 2010 and the related consolidated statements of operations, changes in members’ equity and cash flows, and the notes related thereto, are attached hereto as Exhibit 99.2.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined statement of operations of the Registrant for the nine months ended September 30, 2010 and the year ended December 31, 2009 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of September 30, 2010, and the notes related thereto, giving effect to the Acquisition are attached hereto as Exhibit 99.3.

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1*	Consent of Sherb & Co., LLP, Independent Public Accounting Firm, regarding the financial statements of JVB Financial Holdings, L.L.C.

99.1*	Audited consolidated statements of financial condition of JVB Financial Holdings, L.L.C. and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in members’ equity and cash flows, and the notes related thereto.

99.2*	Unaudited consolidated statements of financial condition of JVB Financial Holdings, L.L.C. and Subsidiaries as of September 30, 2010 and the related consolidated statements of operations, changes in members’ equity and cash flows, and the notes related thereto.

99.3*	Unaudited pro forma condensed combined statement of operations of the Registrant for the nine months ended September 30, 2010 and the year ended December 31, 2009 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of September 30, 2010, and the notes related thereto.

*	Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: February 4, 2011	By:	/s/ DOUGLAS LISTMAN
Douglas Listman
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1*	Consent of Sherb & Co., LLP, Independent Public Accounting Firm, regarding the financial statements of JVB Financial Holdings, L.L.C.

99.1*	Audited consolidated statements of financial condition of JVB Financial Holdings, L.L.C. and Subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in members’ equity and cash flows, and the notes related thereto.

99.2*	Unaudited consolidated statements of financial condition of JVB Financial Holdings, L.L.C. and Subsidiaries as of September 30, 2010 and the related consolidated statements of operations, changes in members’ equity and cash flows, and the notes related thereto.

99.3*	Unaudited pro forma condensed combined statement of operations of the Registrant for the nine months ended September 30, 2010 and the year ended December 31, 2009 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of September 30, 2010, and the notes related thereto.

*	Filed electronically herewith.

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